UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2005

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

333-107066	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust II, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated March 17, 2005 and filed on March 18, 2005 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the Governor’s Pointe Buildings (the “Buildings”), as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Buildings and the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference:

(b) Pro Forma Financial Information. See Paragraph (a) above.

Page
Governor’s Pointe Buildings

Report of Independent Registered Public Accounting Firm	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005 (unaudited)	F-3

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of March 31, 2005 (unaudited)	F-6

Pro Forma Statement of Operations for the three months ended March 31, 2005 (unaudited)	F-8

Pro Forma Statement of Operations for the year ended December 31, 2004 (unaudited)	F-10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Date: May 27, 2005

Report of Independent Registered Public Accounting Firm

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Governor’s Pointe Buildings (the “Buildings”) for the year ended December 31, 2004. This statement is the responsibility of the Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Buildings’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Governor’s Pointe Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Governor’s Pointe Buildings for the year ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia

May 23, 2005

Governor’s Pointe Buildings

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2004

and the three months ended March 31, 2005 (unaudited)

(in thousands)

	2005	2004
	(Unaudited)
Revenues:
Base rent	$777	$3,108
Tenant reimbursements	385	1,317

Total revenues	1,162	4,425
Expenses:
Cleaning	134	527
Repairs and maintenance	117	411
Real estate taxes	37	157
Utilities	53	153
Property management fees	21	84
Other	18	19

Total expenses	380	1,351

Revenues over certain operating expenses	$782	$3,074

See accompanying notes.

Governor’s Pointe Buildings

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2004

and the three months ended March 31, 2005 (unaudited)

1. Description of Real Estate Property Acquired

On March 17, 2005, Wells Operating Partnership II, L.P. (“Wells OP II”), through a wholly owned subsidiary, acquired the Governor’s Pointe Buildings (the “Buildings”), two multi-story office buildings containing a total of approximately 302,000 square feet located in Mason, Ohio. Total consideration for the acquisition was approximately $41.5 million. Wells OP II is a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), a Maryland corporation. Wells REIT II is the sole general partner of Wells OP II.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with U. S. generally accepted accounting principles and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Buildings after their acquisition by Wells OP II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $1.1 million for the year ended December 31, 2004 and by $0.1 million for the three months ended March 31, 2005.

Use of Estimates

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Governor’s Pointe Buildings

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2004

and the three months ended March 31, 2005 (unaudited)

4. Description of Leasing Arrangements

The Buildings are 100% leased to Community Insurance Company (“Community Insurance”) and Anthem Prescription Management (“Anthem”) under two long-term lease agreements. Community Insurance and Anthem contributed approximately 71% and 29%, respectively, of rental income for the year ended December 31, 2004 and the three months ended March 31, 2005. Under the terms of the Community Insurance and Anthem leases, each tenant is required to reimburse to the landlord it proportionate share of all operating expenses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2005	$2,789
2006	2,789
2007	2,910
2008	3,019
2009	3,019
Thereafter	30,549

$45,075

Subsequent to December 31, 2004, Community and Anthem will contribute approximately 72% and 28%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the three months ended March 31, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2004 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2005. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports previously filed on Form 8-K.

The following unaudited pro forma balance sheet as of March 31, 2005 has been prepared to give effect to the acquisitions of the 5995 Opus Parkway Building, the 215 Diehl Road Building and the 100 East Pratt Street Building (collectively, the “Q2 2005 Acquisitions”) as if they occurred on March 31, 2005. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including capital raised through the issuance of additional common shares and repayments of acquisition-related borrowings subsequent to the pro forma balance sheet date. Wells Operating Partnership II, L.P. (“Wells OP II”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II, and is a consolidated subsidiary of Wells REIT II.

The following unaudited pro forma statement of operations for the three months ended March 31, 2005 has been prepared to give effect to the acquisitions of the 180 Park Avenue 105 Building and the Governor’s Pointe Buildings (collectively, the “Q1 2005 Acquisitions”) and the Q2 2005 Acquisitions as if such acquisitions occurred on January 1, 2004.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the acquisition of the Weatherford Center Houston Building, the New Manchester One Building, the Republic Drive Buildings, the Manhattan Towers Property, the 9 Technology Drive Building, the 180 Park Avenue Buildings, the One Glenlake Building, the 80 M Street Building, the One West Fourth Street Building, the 3333 Finley Road, the 1501 Opus Place Buildings, the Wildwood Buildings, the Emerald Point Building, the 800 N. Frederick Building, the Corridors III Building and the Highland Landmark III Building (collectively, the “2004 Acquisitions), the Q1 2005 Acquisitions and the Q2 2005 Acquisitions as if such acquisitions occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2004 Acquisitions, the Q1 2005 Acquisitions or the Q2 2005 Acquisitions been consummated as of January 1, 2004. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the Q2 2005 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

MARCH 31, 2005

(in thousands)

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Q2 2005 Acquisitions						Other
		5995 Opus Parkway Building		215 Diehl Road Building		100 East Pratt Street Building
Real estate assets, at cost:
Land	$159,096	$2,680	(b)	$3,400	(b)	$10,375	(b)	$103	(d)	$175,755
		13	(c)	52	(c)	36	(c)
Buildings and improvements, less accumulated depreciation	684,537	11,034	(b)	16,969	(b)	130,566	(b)	452	(d)	844,577
		82	(c)	329	(c)	608	(c)
Intangible lease assets, less accumulated amortization	177,946	3,772	(b)	1,350	(b)	34,818	(b)	0		217,886
Construction in progress	503	0		0		0		0		503

Total real estate assets	1,022,082	17,581		22,100		176,403		555		1,238,721

Cash and cash equivalents	26,290	(3,499	)(b)	(16,150	)(b)	(184,463	)(b)	104,824	(e)	(100,316)
								(24,000	)(f)
								(2,369	)(g)
								(199	)(h)
								(750	)(i)
Tenant receivables, net of allowance for doubtful accounts	9,294	0		0		0		0		9,294
Prepaid expenses and other assets	4,796	(799	)(b)	(750	)(b)	(644	)(c)	199	(h)	4,890
		(95	)(c)	(381	)(c)			750	(i)
								(555	)(d)
								2,369	(g)
Deferred financing costs, less accumulated amortization	747	0		0		0		0		747
Deferred lease costs, less accumulated amortization	114,802	3,046	(b)	3,181	(b)	8,704	(b)	0		129,733
Investments in bonds	78,000	0		0		0		0		78,000

Total assets	$1,256,011	$16,234		$8,000		$0		$80,824		$1,361,069

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments							Pro Forma Total
		Q2 2005 Acquisitions					Other
		5995 Opus Parkway Building		215 Diehl Road Building		100 East Pratt Street Building
Liabilities:
Line of credit and note payable	$258,828	$16,000	(b)	$8,000	(b)	$0	$(24,000	)(f)	$258,828
Obligations under capital leases	78,000	0		0		0	0		78,000
Intangible lease liabilities, less accumulated amortization	31,049	234	(b)	0		0	0		31,283
Accounts payable and accrued expenses	9,584	0		0		0	0		9,584
Due to affiliates	2,130	0		0		0	0		2,130
Dividends payable	2,390	0		0		0	0		2,390
Deferred income	1,760	0		0		0	0		1,760

Total liabilities	383,741	16,234		8,000		0	(24,000)		383,975

Minority Interest	1,220	0		0		0	0		1,220

Redeemable Common Shares	5,501	0		0		0	0		5,501

Stockholders’ Equity:
Common shares, $.01 par value; 900,000,000 shares authorized, 102,470,183 shares issued and outstanding at March 31, 2005	1,025	0		0		0	118	(e)	1,143
Additional paid in capital	905,680	0		0		0	104,706	(e)	1,010,386
Cumulative distributions in excess of earnings	(35,655)	0		0		0	0		(35,655)
Redeemable common shares	(5,501)	0		0		0	0		(5,501)

Total stockholders’ equity	865,549	0		0		0	104,824		970,373

Total liabilities and stockholders’ equity	$1,256,011	$16,234		$8,000		$0	$80,824		$1,361,069

(a)	Historical financial information is derived from the Registrant’s quarterly report filed on Form 10-Q as of March 31, 2005.
(b)	Reflects the purchase price of the assets and liabilities obtained by the Registrant in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Reflects deferred project costs applied to land and building at approximately 2.312% of the cash paid for purchase upon acquisition.
(d)	Reflects deferred project costs applied to land and building at approximately 2.312% of the portion of capital raised, as described in note (e) below, which is assumed to be used to repay borrowings created in connection with the acquisitions of 5995 Opus Parkway and 215 Diehl Road.
(e)	Reflects capital raised through issuance of additional shares subsequent to March 31, 2005 through April 19, 2005, the date of acquisition of the 215 Diehl Road Building, net of organizational and offering costs, commissions and dealer-manager fees.
(f)	Reflects the repayment of acquisition-related borrowings using capital raised as described in note (e) above.
(g)	Reflects deferred project costs capitalized as a result of additional capital raised as described in note (e) above.
(h)	Reflects earnest money delivered in connection with the 5995 Opus Parkway Acquisition.
(i)	Reflects earnest money delivered in connection with the 215 Diehl Road Acquisition.

The accompanying notes are an integral part of this statement..

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2005

(in thousands, except for per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments										Pro Forma Total
		Q1 2005 Acquisitions and Q2 2005 Acquisitions
		180 Park Avenue 105 Building		Governor’s Pointe Buildings		5995 Opus Parkway Building		215 Diehl Road Building		100 East Pratt Street Building
Revenues:
Rental income	$25,101	$1,089	(b)	$911	(b)	$384	(b)	$(18	)(b)	$4,222	(b)	$31,689
Tenant reimbursements	5,144	70	(c)	385	(c)	198	(c)	0		1,295	(c)	7,092
Interest income	1,311	0		0		0		0		0		1,311

	31,556	1,159		1,296		582		(18)		5,517		40,092
Expenses:
Property operating costs	8,382	494	(d)	394	(d)	352	(d)	64	(d)	2,003	(d)	11,689
Asset management fees	2,029	101	(e)	78	(e)	38	(e)	47	(e)	346	(e)	2,639
General and administrative	2,121	0		0		0		0		0		2,121
Depreciation	4,059	238	(f)	208	(f)	72	(f)	109	(f)	841	(f)	5,527
Amortization	8,360	629	(g)	270	(g)	286	(g)	85	(g)	988	(g)	10,618
Interest expense	5,765	0		0		0		0		0		5,765

	30,716	1,462		950		748		305		4,178		38,359

Income before minority interest	840	(303)		346		(166)		(323)		1,339		1,733
Minority interest in income of consolidated subsidiaries	$30	$0		$0		$0		$0		$0		$30

Net income	$810	$(303)		$346		$(166)		$(323)		$1,339		$1,703

Net income per share, basic and diluted	$0.01											$0.01

Weighted-average shares outstanding, basic and diluted	90,073											114,315

(a)	Historical financial information derived from quarterly report on Form 10-Q for the three months ended March 31, 2005.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.

(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(in thousands, except for per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments												Pro Forma Total
		2004 Acquisitions		Q1 2005 Acquisitions and Q2 2005 Acquisitions
				180 Park Avenue 105 Building		Governor’s Pointe Buildings		5995 Opus Parkway Building		215 Diehl Road Building		100 East Pratt Street Building
Revenues:
Rental income	$43,864	$40,962	(b)	$4,356	(b)	$3,646	(b)	$1,322	(b)	$(74	)(b)	$16,800	(b)	$110,876
Tenant reimbursements	6,837	10,170	(c)	332	(c)	1,317	(c)	793	(c)	0	(c)	4,195	(c)	23,644
Interest income	2,921	0		0		0		0		0		0		2,921

	53,622	51,132		4,688		4,963		2,115		(74)		20,995		137,441

Expenses:
Property operating costs	13,684	20,384	(d)	1,793	(d)	1,241	(d)	1,410	(d)	258	(d)	8,184	(d)	46,954
Asset management fees	3,032	5,347	(e)	282	(e)	218	(e)	106	(e)	131	(e)	967	(e)	10,083
General and administrative	4,380	0		0		0		0		0		0		4,380
Depreciation	7,456	8,138	(f)	950	(f)	831	(f)	286	(f)	437	(f)	3,365	(f)	21,463
Amortization	12,028	17,826	(g)	2,516	(g)	1,080	(g)	1,143	(g)	341	(g)	3,950	(g)	38,884
Interest expense	17,610	1,026	(h)	0		0		0		0		0		27,177
		1,595	(i)
		368	(j)
		3,375	(k)
		1,732	(l)
		1,471	(m)

	58,190	61,262		5,541		3,370		2,945		1,167		16,466		148,941

Loss before minority interest	(4,568)	(10,130)		(853)		1,593		(830)		(1,241)		4,529		(11,500)

Minority interest in loss of consolidated subsidiaries	$6	$0		$0		$0		$0		$0		$0		$6

Net income	$(4,562)	$(10,130)		$(853)		$1,593		$(830)		$(1,241)		$4,529		$(11,494)

Net income per share, basic and diluted	$(0.15)													$(0.10)

Weighted average shares outstanding, basic and diluted	31,372													114,315

(a)	Historical financial information derived from annual report on Form 10-K for the year ended December 31, 2004.

(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on an interest-only note entered into subsequent to the acquisition of and secured by the 9 Technology Drive Building, which bears interest at fixed rate of 4.31% and matures on February 1, 2008.
(i)	Represents interest expense on a mortgage loan assumed in connection with the One West Fourth Street Building acquisition that bears interest at 5.8% and matures on December 10, 2018.
(j)	Represents imputed interest expense on an interest-free note payable entered into in connection with the acquisition of the 1501 Opus Place Buildings Buildings.
(k)	Represents interest expense on a mortgage loan entered into subsequent to the acquisition of the Wildwood Buildings that bears interest at 5.0% and matures on December 1, 2014.
(l)	Represents interest expense on a mortgage loan assumed in connection with the 800 N. Frederick Building acquisition that bears interest at 4.62% and matures on November 11, 2011.
(m)	Represents interest expense on a mortgage loan entered into in connection with the acquisition of the Highland Landmark III Building that bears interest at 4.81% and matures on December 15, 2011.

The accompanying notes are an integral part of this statement.